CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) [Abstract]
Net (Loss) Income	$ (4,456)	$ 114,627	$ (13,166)
Other Comprehensive Loss Current Period
Translation Differences	29	(326)	(425)
Unrealized (Loss) Gain on Defined benefit plan	(94)	192	(253)
Other Comprehensive Loss	(65)	(134)	(678)
Total Comprehensive (Loss) Income	$ (4,521)	$ 114,493	$ (13,844)